Supplement dated December 19, 2012 to the Prospectus dated May 1, 2012 for policies issued by Pacific Life & Annuity Company

Terms used in this supplement are defined in the prospectuses unless otherwise defined herein. “We,” “us” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Policy Owner.

This supplement must be preceded or accompanied by the applicable prospectus, as supplemented.

On or about January 1, 2013, the portfolio manager for the Pacific Select Fund Large-Cap Growth Investment Option will be replaced with BlackRock Investment Management, LLC.

For more information on the manager change, see the Pacific Select Fund prospectus. You can obtain a Pacific Select Fund prospectus and any supplements by contacting your insurance producer or online at www.PacificLife.com/PacificSelectFund.htm.